Schedule 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_|   Confidential, For Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-(11(C) or Rule 14a-12

                          Hertz Technology Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
           Name of Person(s) Filing Proxy Statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee required


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                          HERTZ TECHNOLOGY GROUP, INC.
                                75 Varick Street
                                   11th Floor
                            New York, New York 10013

                    Notice of Annual Meeting of Stockholders
                          to be held February 16 , 2000

                               ------------------

      The Annual Meeting of Stockholders of Hertz Technology Group, Inc. will be held at the Company's offices, 75 Varick Street, 11th Floor, New York, New York 10013 on February 16, 2000 at 4:00 P.M., for the purpose of considering and acting upon the following:

            1. Election of five Directors

            2. Confirmation of the appointment of Goldstein Golub Kessler LLP as auditors for the fiscal year ending August 31, 2000.

            3. To act on a proposal to amend the Company's Certificate of Incorporation to increase the authorized Common Stock from 3,000,000 shares to 6,000,000, $.001 par value.

            4. To act on a proposal to increase the stock options available under the 1996 Stock Option Plan from 500,000 to 750,000 shares.

            5. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on January 7, 2000 as the record date for determining the stockholders having the right to notice of and to vote at the meeting.

                                   By order of the Board of Directors


                                   Eli E. Hertz
                                   Chairman of the Board,
                                   President and Chief Executive
                                   Officer

New York, New York
December 23, 1999

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

IMPORTANT: Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope.


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

                          HERTZ TECHNOLOGY GROUP, INC.

                               -------------------

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                          to be Held February 16, 2000

                               -------------------

      Proxies in the form enclosed with this Statement are solicited by Management of Hertz Technology Group, Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held at 4:00 P.M. on February 16, 2000, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company's principal executive offices are at 75 Varick Street, 11th Floor, New York, New York 10013. The approximate date on which this Statement and the accompanying proxy will be mailed to Stockholders is January 7, 2000.

                          THE VOTING AND VOTE REQUIRED

      On the record date for the meeting, December 23, 1999, there were outstanding 2,129,083 Common Shares, each of which will be entitled to one vote. The only persons known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock as of the Record Date are listed under "Security Ownership of Certain Beneficial Owners" below.

      Directors are elected by a plurality of the votes cast at the meeting. Confirmation of the appointment of auditors is by the affirmative vote of a majority of the votes cast at the meeting. All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, either by oral or written notice, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting in and of itself does not revoke a prior proxy. Shares represented by proxies which are marked "ABSTAIN" with respect to any proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (so called "broker non-votes"), those shares will be disregarded and, therefore, have no effect on the outcome of the vote.


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

                              ELECTION OF DIRECTORS

      Five Directors are to be elected at the Annual Meeting, each for a term of one year and until the election and qualification of a successor.

                                 ---------------

      It is intended that votes pursuant to the enclosed proxy will be cast for the election of the five nominees named below. In the event that any such nominee should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person, if any, as shall be designated by the Board of Directors. The five nominees are currently members of the Board of Directors. Management has no reason to believe these nominees will not be available for election.

      The nominees for election and certain information about them are shown in the following table:

  Director
    Name                Age   Position                                Since
    ----                ---   --------                                -----

Eli E. Hertz            50    Chairman, President and Chief           1996
                              Executive Officer; Director
I. Marilyn Hertz        48    Vice Chairperson, Secretary and         1996
                              Director
Barry J. Goldsammler    46    Senior Vice President, Chief            1997
                              Financial and Accounting Officer
                              and Director
Beryl Ackerman          53    Director                                1996
Bruce Borner            48    Director                                1996

      Certain information about the five nominees are set forth below:

      Eli E. Hertz was a co-founder of the Company in 1982. He has a B.S. degree in Management Science and Economics and an MBA in Accounting and Management from Long Island University. Mr. Hertz is the husband of I. Marilyn Hertz.

      I. Marilyn Hertz was a co-founder of the Company. She has been a principal officer of the Company since its formation in 1982. Before becoming a full time employee of the Company, Mrs. Hertz was an officer of Citibank in its computer systems department. Mrs. Hertz is a graduate of Queens College, and for


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

over 12 years, has lectured on micro and mainframe computer programming at Queens College. Mrs. Hertz is the wife of Eli E. Hertz.

      Barry J. Goldsammler joined the Company in 1990 and has served in various executive positions since then. Before joining the Company he was vice president for a sheet metal fabricator and treasurer and principal financial officer for a public manufacturing company. Mr. Goldsammler received a B.S. degree in Accounting from Brooklyn College.

      Bruce Borner has, for more than five years, been president of Computer Projections, a company which is a consultant to, and developer of, a wide range of information/database systems for diverse industries. Mr. Borner has an MBA from the Management Development Institute (IMD) in Lausanne, Switzerland founded by the Harvard Business School.

      Beryl Ackerman has since June 1994 been a consultant to Justified Computer System, a computer consulting firm. Prior thereto, he was a computer specialist for the New York City Department of Sanitation. He is also a Coordinator for Computer Systems in the Continuing Education Program at Queens College, and a lecturer at Baruch College.

Board of Directors and Committees

      The Board of Directors of the Company (the "Board") held three meetings, the Audit Committee had one meeting and the Compensation Committee had no meetings during the fiscal 1998 year. The Audit and Compensation Committees are comprised of Messrs. Ackerman and Borner. The Compensation Committee, though not having met as a separate body during the past fiscal year, did meet and discussed with the full Board matters relating to stock options and other compensation matters. There is no nominating committee. All directors attended more than 75% of the aggregate number of meetings of the Board.


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

      The Compensation Committee's function is to review and recommend to the Board the compensation and benefits of all officers of the Company, review general policy matters relating to compensation and benefits of employees of the Company and administer the issuance of stock options and discretionary cash bonuses to the Company's officers, employees, directors and consultants. The Audit Committee meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. It is the intention of the Company to appoint only independent directors to the Audit and Compensation Committees.

      The Board of Directors unanimously recommends a vote FOR the election of each of the nominees.

Remuneration

      The following table sets forth the combined remuneration earned during the last three fiscal years by its Chief Executive Officer and the only other executive officer that received compensation in excess of $100,000 for services rendered in all capacities to the Company for its fiscal year ended August 31, 1999.

                           Summary Compensation Table

                              Annual Compensation     Long Term Compensation
--------------------------------------------------------------------------------
                                                              Awards
                                                      Restricted   Securities
Name and Principal                                      Stock      Underlying
      Position                Year  Salary     Bonus   Awards($)   Options(#)
--------------------------------------------------------------------------------
Eli E. Hertz                  1999  $226,731    --         --      566,667
Chairman, President and       1998  $225,000    --         --      166,666(2)
Chief Executive Officer       1997  $210,674    --         --      600,000(2)
Barry J. Goldsammler,         1999  $125,710    --         --       86,667
Senior Vice President         1998  $122,274    --    $79,725(1)    16,666(2)
                              1997  $106,680    --         --

---------------------
(1)   Represents market value of 50,000 shares at date of grant
(2)   Options canceled without having been exercised


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

Stock Options

      The following table shows certain information with respect to the stock options granted in 1999 to named executive officers. No Options granted have been exercised.

                              Option Grants in 1999
--------------------------------------------------------------------------------

Individual Grants of Options

                                     Percent Of
                                        Total
                       Number of       Options
                       Securities      Granted        Exercise
                       Underlying    To Employees       Price      Expiration
       Name             Option #    in fiscal 1999     ($/Sh)         Date
-------------------    ----------   --------------    --------   -------------

Eli E. Hertz             566,667            51%          .85        12/02/03

Barry J. Goldsammler      86,667             8%          .85        12/02/03

      All the above options become exercisable as to 1/3 of each grant on December 3rd of each of three successive years beginning with 2000.

Employment Agreement

      The Company has entered into an employment agreement ("Agreement") effective as of November 12, 1996 with Eli E. Hertz. The term of his employment will expire on November 11, 2001. The annual salary under the Agreement with Mr. Hertz is $225,000. His salary can be increased only with the approval of a disinterested majority of the Board of Directors.

      The Agreement provides, among other things, for participation in an equitable manner in any profit-sharing or retirement, separation and disability plans for employees or executives and for participation in other employee benefits applicable to employees and executives of the Company. The Agreement further provides for the use of an automobile and other fringe benefits commensurate with his duties and responsibilities. The Agreement with Mr. Hertz also provides for benefits in the event of retirement, separation and disability.

      Under the Agreement, employment may be terminated by the Company with cause or by Mr. Hertz with good reason. Termination by the Company without cause, or by Mr. Hertz for good reason, would subject the Company to liability for liquidated damages in an amount equal to Mr. Hertz' base salary for the remaining term of his employment agreement or 12 months, whichever is higher.


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

Directors' Compensation

      Non-Employee Directors are compensated at the rate of $500 per meeting. In addition, each Non-Employee Director received options to purchase 6,000 shares of the Company's Common Stock at a price of $.85 per share exercisable as to one-third of the options granted on the same date in each of three successive years beginning on the expiration of one year from the granting date. All options expire on December 2, 2003.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock on December 10,1999 by (I)each person who is known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group:

Name and                      Position                  Number of    Percent of
Address (1)                 With Company                 Shares        Shares
--------------------------------------------------------------------------------
Eli E. Hertz            Chairman, President and
                        Chief Executive Officer;
                        Director                        708,652(2)     30.57%(7)

I Marilyn Hertz         Vice Chairperson, Secretary
                        Director                        576,944(3)     26.54%(7)

Barry J. Goldsammler    Senior Vice President,
                        Principal Financial Officer,
                        Chief Accounting Officer
                        and Director                     78,889(4)      3.66%(7)

Beryl Ackerman          Director                          3,667(5)       (8)

Bruce Borner            Director                          3,800(6)       (8)
                                                        ---------      -----
All Officers and Directors
 as a Group(5 persons)                                1,371,952(10)    57.20%(9)

------------------------------------
(1) The address of all the persons listed above is c/o Hertz Technology Group, Inc., 75 Varick Street, 11th Floor, New York, New York 10013.
(2) Includes 188,890 shares issuable upon exercise of currently exercisable options at $.85 per share.
(3) Includes 44,444 shares issuable upon exercise of currently exercisable options at $.85 per share.
(4) Includes 28,889 shares issuable upon exercise of currently exercisable options at $.85 per share.
(5) Includes 3,667 shares issuable upon exercise of currently exercisable options at $.85 per share.
(6) Includes 3,667 shares issuable upon exercise of currently exercisable options at $.85 per share.


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

(7) Assumes that all currently exercisable options by such person have been exercised.
(8) Less than 1%
(9) Assumes all currently exercisable options by officers and directors are exercised.
(10) Includes options that are currently exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the best of the Company's knowledge, based solely on review of the copies of such forms furnished to the Company, or written representations that no other forms were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during 1999.

                  AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK

      The authorized capital stock of the Company currently consists of 3,000,000 shares of Common Stock, $.001 par value of which 1,065,117 shares were issued prior to November 2, 1998, after giving effect of the one for three reverse stock split. On May 19, 1999, the Company authorized a two for one stock dividend which increased the number of issued shares to 2,306,949, thereby reducing the number of shares available for issuance to less than 700,000 shares. The reason for the proposed amendment is to allow sufficient shares available for issuance for acquisition and incentive options purposes in the future. By reason of this two for one stock dividend that occurred on May 18, 1999 the 3,000,000 shares is now considerably less shares than needed for the Company's present and projected needs. An authorized capitalization of 6,000,000 shares should give the Company about 3,693,000 shares for issuance for acquisitions and incentive options. This should be sufficient to meet the anticipated needs of the Company.

      Adoption of the proposed amendment requires the affirmative vote of the holders of not less than a majority of the shares of


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

Common Stock outstanding and entitled to vote at the Annual Meeting.

      The Board of Directors recommends a vote FOR the approval of the proposed amendment reducing the authorized Common Stock.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board proposes that the stockholders ratify the appointment of Goldstein Golub Kessler LLP as the Company's independent auditors for its fiscal year ending on August 31, 2000. Arthur Andersen LLP was the previous independent auditors for the fiscal year ending on August 31, 1998. However, a mutual decision to change independent auditors occurred in January, 1999 and the Company secured the services of Goldstein Golub Kessler, LLP to act as the Company's independent auditors for fiscal year 1999. The report of Goldstein Golub Kessler LLP with respect to the Company's financial statements appears in the Company's Annual Report for the 1999 fiscal year. A representative of Goldstein Golub Kessler LLP will be at the annual meeting and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions. In the event the stockholders fail to ratify the appointment, the Board will consider it a directive to consider other auditors for a subsequent year.

      Approval of the foregoing proposal requires the affirmative vote of a majority of the votes cast.

      The Board of Directors recommends a vote FOR this proposal.

               INCREASE THE NUMBER OF OPTIONS AVAILABLE UNDER THE
                    STOCK OPTION PLAN FROM 500,000 to 750,000

      The Board of Directors recommends that the shareholders ratify an increase in the number of stock options available for issuance under the Stock Option Plan from 500,000 to 750,000. The Plan which is currently authorized to issue 500,000 options has 181,452 options issued to date. Only 318,548 options are remaining for issuance. The Company believes that in the future for incentive options to be issued for key employees, consultants and acquisitions, the number of options should be increased to allow for these incentives.

      The Board of Directors recommends a vote FOR this proposal.

                                  MISCELLANEOUS


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Other Matters

      Management knows of no matter other than the foregoing to be brought before the Annual Meeting of Stockholders, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Reports and Financial Statements

      The Company's Annual Report for the year ended August 31, 1999 including Audited Financial Statements, accompanies this Proxy Statement.

      A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB is incorporated in the Annual Report.

Solicitation of Proxies

      The entire cost of the solicitation of proxies will be borne by the Company. In addition, proxies may be solicited by directors, officers and regular employees of the Company, without extra compensation, by telephone, telegraph, mail or personal interview. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of its Common Shares.

Stockholder Proposals

      Stockholder proposals intended to be presented at the Company's 2000 Annual Meeting must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than August 15, 2000. Such proposals should be addressed to I. Marilyn Hertz, Secretary, Hertz Technology Group, Inc., 75 Varick Street, 11th Floor, New York, New York 10013.

      EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

--------------------------------------------------------------------------------

      THE COMPANY SHALL PROVIDE EACH STOCKHOLDER WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE COMPANY'S MOST RECENT FISCAL YEAR. REQUEST FOR SUCH REPORT SHOULD BE MADE TO BARRY GOLDSAMMLER, CFO AT THE COMPANY AT 75 VARICK ST. NYC, NY 10013 OR BY PHONE AT 212-634-4000.

                                  By order of the Board of Directors

                                  Eli E. Hertz
                                  Chairman of the Board,
                                  President and Chief Executive Officer

New York, New York
December 23, 1999


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

                          HERTZ TECHNOLOGY GROUP, INC.

             This proxy solicited by the Board of Directors for the
                       Annual Meeting on February 16, 2000

      The undersigned hereby appoints I. Marilyn Hertz and Barry J. Goldsammler, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Hertz Technology Group, Inc. to be held February 16, 2000 at 4:00 P.M., and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

1. Election of the following Directors - Eli E. Hertz, I. Marilyn Hertz, Barry
J. Goldsammler, Beryl Ackerman and Bruce Borner.

      FOR all nominees |_| WITHHOLD authority to vote for all nominees |_| FOR all nominees, EXCEPT nominee(s) written below.

--------------------------------------------------------------------------------

      The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4.

2. Proposal to amend the Company's Certificate of Incorporation to increase its authorized Common Stock from 3,000,000 shares to 6,000,000 shares.

                  FOR |_|     AGAINST |_|     ABSTAIN |_|

3. Proposal to ratify the appointment of Goldstein Golub Kessler LLP as the Company's independent auditors for 1999.

                  FOR |_|     AGAINST |_|     ABSTAIN |_|

(continued)

4. Proposal to ratify the increase of options available under the current Stock Option Plan from 500,000 to 750,000.

                  FOR |_|     AGAINST |_|     ABSTAIN |_|


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

      The shares represented by this proxy will be voted as directed or if no direction is indicated, will be voted FOR the election of each of the nominees and FOR Proposals 2, 3 and 4. As to any other matter, said proxies shall vote in accordance with their best judgment.

      The undersigned hereby acknowledges receipt of the Notice of and Proxy Statement for the aforesaid Annual Meeting.

Date and sign exactly as name appears
hereon. Each Joint Tenant must sign.
When signed as Attorney, Executor,
Trustee, etc. give full title. If
signer is corporation, sign in full
corporate name by authorized officer.


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(Date)


--------------------------------------
(Signature of Stockholder)


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(Signature of Stockholder)


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